    As filed with the Securities and Exchange Commission on November 16, 2001
                                                  Registration No. 333-_________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      _____________________________________

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                      _____________________________________

                          PEERLESS SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                             95-3732595
     (State or Other Jurisdiction of              (I.R.S. Employer
     Incorporation or Organization)             Identification No.)

                              2381 ROSECRANS AVENUE
                          EL SEGUNDO, CALIFORNIA 90245
                    (Address of Principal Executive Offices)

                          PEERLESS SYSTEMS CORPORATION
                     1996 EQUITY INCENTIVE PLAN, AS AMENDED
                            (Full title of the Plans)

                                HOWARD J. NELLOR
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              2381 ROSECRANS AVENUE
                          EL SEGUNDO, CALIFORNIA 90245
                     (Name and Address of Agent For Service)

                                 (310) 536-0908
          (Telephone Number, Including Area Code, of Agent for Service)

                                   Copies to:
                           Siobhan McBreen Burke, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                      555 South Flower Street, 23/rd/ Floor
                           Los Angeles, CA 90071-2371
                                 (213) 683-6000

                         CALCULATION OF REGISTRATION FEE

================================================================================================================================
            Title Of                     Amount           Proposed Maximum          Proposed Maximum              Amount of
           Securities                     To Be            Offering Price          Aggregate Offering           Registration
        To Be Registered               Registered             Per Share                   Price                     Fee
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value,
issuable pursuant to the 1996 Equity
Incentive Plan, as amended.            1,500,000 (1)           $1.19                $1,785,000.00               $447.00 (2)
================================================================================================================================

(1) Pursuant to Rule 429 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the prospectus relating to this Registration statement also relates to shares registered under Form S-8 Registration Statements Nos. 333-63967 and 333-13773. A total of 2,466,666 shares issuable under the 1996 Equity Incentive Plan have been previously registered under the Securities Act.

(2) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rules 457(c) and (h) under the Securities Act of 1933, as amended, on the basis of the average of high and low sale prices for a share of common stock of Peerless Systems Corporation as reported on the Nasdaq National Market on November 12, 2001.

                                     PART I

                       INFORMATION REQUIRED IN THE SECTION
                                10(a) PROSPECTUS

     The information required by Part I of Form S-8 is contained in a Section 10(a) prospectus to be distributed to each optionee and is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended, and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference
------
         The following documents filed by Peerless Systems Corporation (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") are hereby incorporated into this Registration Statement and made a part hereof by this reference:

         (a) The Company's Annual Report on Form 10-K as filed with the Commission on May 1, 2001 for the year ended January 31, 2001;

         (b) The Company's Quarterly Report on Form 10-Q as filed with the Commission on September 14, 2001 for the quarter ended July 31, 2001;

         (c) The Company's Quarterly Report on Form 10-Q as filed with the Commission on June 14, 2001 for the quarter ended April 30, 2001;

         (d) The Company's Current Report on Form 8-K as filed with the Commission on September 13, 2001;

         (e) The Company's Current Report on Form 8-K as filed with the Commission on July 2, 2001;

         (f) The Company's Current Report on Form 8-K as filed with the Commission on April 27, 2001;

         (g) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A (Commission File No. 0-21287) filed with the Commission on August 30, 1996;

         In addition, all documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement, and to be a part hereof from the date of filing of such documents with the Commission.

Item 4.  Description of Securities
------
         Not applicable.

Item 5.  Interests of Named Experts and Counsel
------
         Not applicable.

Item 6.  Indemnification of Directors and Officers
------

         Reference is made to the Certificate of Incorporation of the Registrant; the Bylaws of the Registrant; Section 145 of the Delaware General Corporation Law; which, among other things, and subject to certain conditions, authorize the Registrant to indemnify, or indemnify by their terms, as the case may be, the directors and officers of the Registrant against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or officer. Pursuant to this authority, the Registrant has entered into an indemnity agreement with each director and executive officer, whereby the Registrant has agreed to cover the indemnification obligations.

         The Registrant maintains Director's and Officer's Liability Insurance providing indemnification against certain liabilities for certain of the Registrant's directors, officers, affiliates, partners or employees.

         The indemnification provisions in the Registrant's Bylaws, and the indemnity agreements entered into between the Registrant and its directors and executive officers, may be sufficiently broad to permit indemnification of the Registrant's officers and directors for liabilities arising under the Act.

         Reference is made to the following documents incorporated by reference into this Registration Statement regarding relevant indemnification provisions described above and elsewhere herein: (1) the Certificate of Incorporation, filed as Exhibit 3.2 to Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 1, 1996; (2) the Amended and Restated Bylaws of the Registrant filed as Exhibit 99(B) to Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2001; (3) the form of Indemnification Agreement entered into by the Registrant with some of its directors and executive officers filed as Exhibit 99 to the Pre-Effective Amendment No. 4 to Registrant's Registration Statement on Form S-3 on July 27, 2001 and the form of Indemnification Agreement entered into by the Registrant with some of its directors and executive officers filed as
Exhibit 10.1 to Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 1, 1996, each incorporated by reference into this Registration Statement.

Item 7.  Exemption from Registration Claimed
------

         Not Applicable.

Item 8.  Exhibits
------


     Exhibit       Description
     -------       -----------

     4.1 Certificate of Incorporation of Peerless Systems Corporation (incorporated herein by reference to the Company's Registration Statement on Form S-1 (File No. 333-09357)).

     4.2 Amended and Restated Bylaws of Peerless Systems Corporation (incorporated herein by reference to the Company's Current Report on Form 8-K filed on July 2, 2001 (File No. 000-21287)).

     4.3 Specimen Certificate of Common Stock (incorporated herein by reference to the Company's Registration Statement on Form S-1 (File No. 333-09357)).

     5.1           Opinion of Paul, Hastings, Janofsky & Walker LLP.

     23.1          Consent of Ernst & Young LLP, Independent Auditors.

     23.2          Consent of PricewaterhouseCoopers LLP.

     23.3          Consent of Paul, Hastings, Janofsky & Walker LLP (included in
                   Exhibit 5.1).

     24.1          Power of Attorney (contained on the signature page).

     99.1 1996 Equity Incentive Plan, as amended, and form of stock option agreement thereunder.

Item 9.  Undertakings
------
         The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                        (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933, as amended;

                        (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (4) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (5) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Segundo, State of California, on November 5, 2001.

                                    PEERLESS SYSTEMS CORPORATION


                                    By: /s/ Howard J. Nellor
                                        ----------------------------------------
                                    Name:  Howard J. Nellor
                                    Title: President and Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Howard J. Nellor, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and dates indicated.

              Signatures                                 Title                                  Date
              ----------                                 -----                                  ----
/s/ Howard J. Nellor                     President, Chief Executive Officer               November 5, 2001
-------------------------------------
Howard J. Nellor                         and Director (Principal Executive
                                         Officer)

/s/ William R. Neil                      Vice President of Finance and Chief              November 5, 2001
-------------------------------------
William R. Neil                          Financial Officer (Principal
                                         Financial and Accounting Officer)

/s/  Adam Au                             Director                                         September 16, 2001
-------------------------------------
Adam Au

/s/  Robert L. North                     Director                                         November 13, 2001
-------------------------------------
Robert L. North

/s/  Robert G. Barrett                   Director                                         October 22, 2001
-------------------------------------
Robert G. Barrett

/s/  Louis C. Cole                       Director                                         September 16, 2001
-------------------------------------
Louis C. Cole

                                INDEX TO EXHIBITS

     Exhibit      Description
     -------      ------------

     4.1 Certificate of Incorporation of Peerless Systems Corporation (incorporated herein by reference to the Company's Registration Statement on Form S-1 (File No. 333-09357)).

     4.2 Amended and Restated Bylaws of Peerless Systems Corporation (incorporated herein by reference to the Company's Current Report on Form 8-K filed on July 2, 2001 (File No. 000-21287)).

     4.3 Specimen Certificate of Common Stock (incorporated herein by reference to the Company's Registration Statement on Form S-1 (File No. 333-09357)).

     5.1          Opinion of Paul, Hastings, Janofsky & Walker LLP.

     23.1         Consent of Ernst & Young LLP, Independent Auditors.

     23.2         Consent of PricewaterhouseCoopers LLP.

     23.3         Consent of Paul, Hastings, Janofsky & Walker LLP (included in
                  Exhibit 5.1).

     24.1         Power of Attorney (contained on the signature page).

     99.1 1996 Equity Incentive Plan, as amended, and form of stock option agreement thereunder.